UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 31, 2009
THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission file number)	38-1285128 (I.R.S. Employer Identification No.)
2030 DOW CENTER, MIDLAND, MICHIGAN 48674
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 989-636-1000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
On April 1, 2009, The Dow Chemical Company (the “Company” or “Dow”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) to report that, on April 1, 2009 (the “Closing Date”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated July 10, 2008, among the Company, Ramses Acquisition Corp., a direct, wholly owned subsidiary of the Company (“Merger Subsidiary”), and Rohm and Haas Company (“Rohm and Haas”), Merger Subsidiary merged with and into Rohm and Haas (the “Merger”), with Rohm and Haas continuing as the surviving corporation and becoming a direct, wholly owned subsidiary of the Company. This Current Report on Form 8-K/A is being filed to provide the financial statements described below, in accordance with the requirements of Item 9.01 of Form 8-K.
(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of Rohm and Haas Company at December 31, 2008 and December 31, 2007 and the related consolidated statements of operations, consolidated statements of cash flows and consolidated statements of stockholders’ equity for each of the three years ended December 31, 2008, 2007 and 2006 are filed as Exhibit 99.1 and incorporated herein by reference.

The consolidated balance sheets of Rohm and Haas Company at March 31, 2009 and December 31, 2008, the related consolidated statements of operations and consolidated statements of cash flows for the three-month periods ended March 31, 2009 and March 31, 2008, and the consolidated statement of stockholders’ equity for the three-month periods ended March 31, 2009 and 2008 are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma financial information with respect to the Merger is filed as Exhibit 99.3 and incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants of Rohm and Haas Company.

99.1
Audited consolidated balance sheets of Rohm and Haas Company at December 31, 2008 and December 31, 2007 and the related consolidated statements of operations, consolidated statements of cash flows and consolidated statements of stockholders’ equity for each of the three years ended December 31, 2008, 2007 and 2006.

99.2
Consolidated balance sheets of Rohm and Haas Company at March 31, 2009 and December 31, 2008, the related consolidated statements of operations and consolidated statements of cash flows for the three-month periods ended March 31, 2009 and March 31, 2008 and the consolidated statement of stockholders’ equity for the three-month periods ended March 31, 2009 and 2008.

99.3	Unaudited pro forma combined condensed financial information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY Registrant
Date: May 5, 2009

/s/ WILLIAM H. WEIDEMAN
William H. Weideman
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants of Rohm and Haas Company.

99.1
Audited consolidated balance sheets of Rohm and Haas Company at December 31, 2008 and December 31, 2007 and the related consolidated statements of operations, consolidated statements of cash flows and consolidated statements of stockholders’ equity for each of the three years ended December 31, 2008, 2007 and 2006.

99.2
Consolidated balance sheets of Rohm and Haas Company at March 31, 2009 and December 31, 2008, the related consolidated statements of operations and consolidated statements of cash flows for the three-month periods ended March 31, 2009 and March 31, 2008 and the consolidated statement of stockholders’ equity for the three-month periods ended March 31, 2009 and March 31, 2008.

99.3	Unaudited pro forma combined condensed financial information.